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                                                                    EXHIBIT 23.1


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


        We consent to the reference to our firm under the captions "Selected Consolidated Financial Data" and "Experts" and to the use of our report dated September 12, 1997, in Amendment No. 1 to the Registration Statement (Form S-3) and related Prospectus of Maxwell Technologies, Inc. for the registration of 1,811,250 shares of its common stock.


                                               ERNST & YOUNG LLP



San Diego, California
October 6, 1997